Supplement to the
Fidelity® Series Emerging Markets Fund
October 5, 2008
Prospectus

Effective February 27, 2009, John Hynes no longer serves as a co-manager of Fidelity Series Emerging Markets Fund and all references to Mr. Hynes in the "Fund Management" section on page 13 are no longer applicable.

ILF-09-01 March 23, 2009
1.895215.100

Supplement to the

Fidelity® Series Emerging Markets Fund

A Fund of Fidelity Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

October 5, 2008

Effective February 27, 2009, John Hynes no longer serves as a co-manager of Fidelity Series Emerging Markets Fund and all references to Mr. Hynes in the "Management Contract" section beginning on page 30 are no longer applicable.

The following information supplements similar information found in the "Management Contract" section beginning on page 30.

Sub-Adviser - FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR Japan. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-adviser.

ILFB-09-01 March 23, 2009
1.881205.101